SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2006

                            BANKFINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Maryland                        0-51331                 75-3199276
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                      60527
------------------------------------------------                   ----------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 24, 2006, the Board of Directors of BankFinancial Corporation (the "Registrant") approved an amendment to the Registrant's Bylaws establishing that the Registrant shall hold its annual meeting of stockholders during the month of June in the year 2006, and during the month of May for each year thereafter, in each case on a date and at a time set by the Board of Directors.
Section 1.01 of the Bylaws previously provided that the annual meeting of stockholders would be held during the month of May of each year.

Item 8.01.      Other Events

     On February 24, 2006, the Board of Directors set June 27, 2006 as the date for the 2006 annual meeting of stockholders.

Item 9.01.     Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

          Exhibit No.           Exhibit

              3                 Text of amendment to Bylaws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  BANKFINANCIAL CORPORATION



DATE: February 24, 2006       By: /s/ F. Morgan Gasior
                                  ----------------------------------------------
                                  F. Morgan Gasior
                                  Chairman of the Board, Chief Executive Officer
                                    and President

                                  EXHIBIT INDEX

        Exhibit No.             Exhibit

            3                   Text of amendment to Bylaws